UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 9, 2012
Date of Report (Date of earliest event reported)

RDA HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-170143-07	37-1537045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 Third Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 293-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2012, The Reader’s Digest Association, Inc. (“RDA”) and RDA Holding Co. (“Holdings,” and together with RDA, the “Company”) entered into an Amendment No. 1 and Waiver, dated as of November 9, 2012 (the “Amendment”) to the Credit and Guarantee Agreement (the “Credit Agreement”), dated as of March 30, 2012, by and among the Company, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Principal Lending, LLC as issuing lender, the guarantors named therein, and the lenders thereunder, governing the Company’s $50.0 million secured term loan $11.0 million letter of credit facility.

The Amendment modified the financial covenant levels in the Credit Agreement for the fiscal quarter ended September 30, 2012 as follows: the total leverage ratio was modified from 6.25:1.00 to 7.50:1.00; the first-out first lien leverage ratio was modified from 0.70:1.00 to 0.85:1.00; and the cash interest coverage ratio was modified from 1.50:1.00 to 1.20:1.00. In addition, the Amendment modified the variable rate per annum to a prime rate plus 5.00% in the case of prime rate borrowings and LIBOR plus 6.00% in the case of LIBOR borrowings. The Amendment also waived the requirement for the Company to deliver financial statements for the fiscal quarter ended September 30, 2012 (the “Financial Statements”) within forty-five days of the end of such fiscal quarter, and provided that the Financial Statements must be delivered within fifty days of the end of such fiscal quarter.

The foregoing is a summary of the material terms and conditions of the Amendment and not a complete description of the Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Amendment No. 1 and Waiver, dated as of November 9, 2012, to the Credit and Guarantee Agreement, dated March 30, 2012, by and among the Company, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Principal Lending, LLC as issuing lender, the guarantors named therein, and the lenders thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

/s/ Andrea Newborn
Name: Andrea Newborn
Title: Senior Vice President, General Counsel and Secretary
Date: November 15, 2012

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amendment No. 1 and Waiver, dated as of November 9, 2012, to the Credit and Guarantee Agreement, dated March 30, 2012, by and among the Company, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Principal Lending, LLC as issuing lender, the guarantors named therein, and the lenders thereunder.